Exhibit 25.1

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                                   FORM T-1
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A

                   CORPORATION DESIGNATED TO ACT AS TRUSTEE
                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO

                            SECTION 305(b)(2) |__|

                             ---------------------
                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                         13-5160382
(State of incorporation                          (I.R.S. employer
if not a U.S. national bank)                     identification no.)

One Wall Street, New York, N.Y.                  10286
(Address of principal executive offices)         (Zip code)

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                 PRUDENTIAL SECURITIES STRUCTURED ASSETS, INC.
              (Exact name of obligor as specified in its charter)

Delaware                                        31-0944462
(State or other jurisdiction of                 (I.R.S. employer
incorporation or organization)                  identification no.)

One New York Plaza
14th Floor
New York, New York                              10292
(Address of principal executive offices)        (Zip code)

           RECEIPTS ON CORPORATE SECURITIES TRUST, SERIES CHR 1998-1
             (Exact name of obligor as specified in its charter)

New York                                        Not Applicable
(State or other jurisdiction of                 (I.R.S. employer
incorporation or organization)                  identification no.)

c/o The Bank of New York
101 Barclay Street, 12E
New York, New York

Attention: Corporate Trust                      10286
(Address of principal executive offices)        (Zip code)
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     Residual Class of Receipts on Corporate Securities, Series CHR 1998-1
                      (Title of the indenture securities)

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1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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         Name                                                              Address
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

         Superintendent of Banks of the State of                           2 Rector Street, New York,
         New York                                                          N.Y. 10006, and Albany, N.Y. 12203

         Federal Reserve Bank of New York                                  33 Liberty Plaza, New York,
                                                                           N.Y. 10045

         Federal Deposit Insurance Corporation                             Washington, D.C. 20429

         New York Clearing House Association                               New York, New York 10005



         (b) Whether it is authorized to exercise corporate trust powers.

         Yes.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T- 1 filed with Registration Statement No. 33-6215, Exhibits la and lb to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T- 1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T- 1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.





                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 17th day of November, 1998.

                                      THE BANK OF NEW YORK

                                      By:   /s/MARY JANE SCHMALZEL
                                      ----------------------------
                                      Name:    MARY JANE SCHMALZEL
                                      Title:   VICE PRESIDENT




                                                                    Exhibit 7
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                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK
                    of 48 Wall Street, New York N.Y. 10286
                    And Foreign and Domestic Subsidiaries,

                        a  member   of  the   Federal
                        Reserve System,  at the close
                        of  business  June 30,  1998,
                        published in accordance  with
                        a call  made  by the  Federal
                        Reserve Bank of this District
                        pursuant to the provisions of
                        the Federal Reserve Act.

                                        Dollar Amount
ASSETS                                  in Thousands

Cash  and   balances   due  from
depository institutions:
   Noninterest-bearing  balances and
     Currency and coin................                   $ 7,301,241
   Interest-bearing balances..........                     1,385,944
Securities:
   Held-to-maturity securities........                     1,000,737
   Available-for-sale securities                           4,240,655

Federal funds sold and Securities
    purchased  under  agreements to
    resell.............................                      972,453
Loans and lease financing
    Receivables:
   Loans and leases, net of unearned
     Income............................   38,788,269
   LESS: Allowance for loan and
     leases losses.....................      632,875
   LESS:  Allocated transfer risk
          reserve                                  0
   Loans and leases, net of unearned
     Income, allowance, and reserve ...                   38,155,394
Assets held in trading accounts                            1,307,562
Premises and fixed assets
(including capitalized leases).........                      670,445
Other real estate owned................                       13,598
Investments  in   unconsolidated
subsidiaries and associated com-
   panies..............................                      215,024
Customers' liability to this bank on
   Acceptances outstanding.............                      974,237
Intangible assets......................                    1,102,625
Other assets...........................                    1,944,777
                                                          ----------
Total assets...........................                  $59,283,692
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LIABILITIES
Deposits:
   In domestic offices.................                  $26,930,258
   Noninterest-bearing.................   11,579,390
   Interest-bearing....................   15,350,868
   In foreign offices, Edge and
   Agreement subsidiaries, and IBFs....                   16,117,854
   Noninterest-bearing.................      187,464
   Interest-bearing....................   15,930,390
Federal funds purchased and
   Securities sold under agreements
   to repurchase.......................                    2,170,238
Demand notes issued to the U.S.
   Treasury............................                      300,000
Trading liabilities....................                    1,310,867
Other Borrowed money:
   With remaining maturity of one
     year or less......................                    2,549,479
   With remaining maturity of more
     than one year through three
     years.............................                            0
   With remaining maturity of more
     than three years..........                               46,654
Bank's  liability on acceptances
     exeCuted and outstanding..........                      983,398
Subordinated notes and
       debentures......................                    1,314,000
Other liabilities......................                    2,295,520
                                                          ----------
Total liabilities......................                   54,018,268
                                                          ----------
EQUITY CAPITAL
Common stock...........................                    1,135,284
Surplus................................                      731,319
Undivided profits and capital
   Reserves............................                    3,385,227
Net unrealized holding gains
   (losses) on available-for-sale                             51,233
   securities..........................
Cumulative foreign currency
   translation adjustments.............                     (37,639)
                                                        ------------
Total equity capital...................                   5,265,424
                                                        -----------
Total liabilities and equity capital...                 $59,283,692
                                                        ===========






                                    I,   Robert  E.   Keilman,   Senior   Vice
                                    President   and    Comptroller    of   the
                                    above-named  bank do hereby  declare  that
                                    this Report of Condition has been prepared
                                    in  conformance   with  the   instructions
                                    issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                             Robert E. Keilman

                                            We,  the  undersigned   directors,
                                    attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                          ]         J. Carter Bacot
                          ]         Thomas A. Renyi           Directors
                          ]         Allan R. Griffith

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